PARNASSUS INCOME FUNDS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06673

Parnassus Income Funds

(Exact name of registrant as specified in charter)

One Market—Steuart Tower #1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Debra A. Early

Parnassus Income Funds

One Market—Steuart Tower #1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Item 1:    Report to Shareholders

THE PARNASSUS INCOME FUNDS

Semiannual Report June 30, 2006

Investing with a Conscience

Parnassus Equity Income Fund

Parnassus Fixed-Income Fund

Parnassus California Tax-Exempt Fund

Parnassus Equity Income Fund–Investor Shares	(PRBLX)
Parnassus Equity Income Fund–Institutional Shares	(PRILX)
Parnassus Fixed-Income Fund	(PRFIX)
Parnassus California Tax-Exempt Fund	(PRCLX)

THE PARNASSUS INCOME FUNDS

August 4, 2006

DEAR SHAREHOLDER:

Enclosed is your semiannual report for the Parnassus Income Funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. Portfolio Manager Todd Ahlsten wrote the reports for the Equity Income Fund and the Fixed-Income Fund, while Portfolio Manager Ben Allen wrote the report for the California Tax-Exempt Fund. All the funds did well this quarter, but the real star was the Parnassus Fixed-Income Fund that finished first for the year-to-date among the 176 A-rated bond funds followed by Lipper, Inc.

I think you’ll find the reports to be interesting and informative. Thank you for investing with us.

Yours truly,

Jerome L. Dodson, President
Parnassus Income Funds

The Parnassus Income Funds  •  June 30, 2006    1

THE EQUITY INCOME FUND

As of June 30, 2006, the total return for the Equity Income Fund– Investor Shares for the second quarter was a loss of 0.92%. This compares to a loss of 1.44% for the S&P 500 and a gain of 0.23% for the average equity income fund followed by Lipper, Inc. Since the beginning of the year, the Fund is up 4.25% versus a gain of 2.71% for the S&P and return of 5.14% for the Lipper Average.

Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper.

Average Annual Total Returns

for periods ended June 30, 2006

	One Year	Three Years	Five Years	Ten Years
EQUITY INCOME FUND – Investor Shares	7.94%	7.79%	6.50%	10.01%
S&P 500 Index	8.63%	11.21%	2.49%	8.31%
Lipper Equity Income Fund Average	10.14%	12.88%	5.11%	8.61%

The average annual return for the Equity Income Fund – Institutional Shares from inception (April 28, 2006) was (2.43%).

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

Second Quarter Recap

The Fund held up well during a turbulent second quarter. Our objective is to beat the S&P 500 by providing upside participation in rising markets and downside protection during stock market declines. We met our goal during the second quarter as our loss of 0.92% was modest versus the 1.44% drop for the S&P 500 and declines in other markets such as the 7.0% downturn in the Nasdaq. The first six weeks of the quarter were strong as good earnings, and a hope that the Federal Reserve (Fed) was finished raising rates, helped the S&P 500 to advance 2.5% for the quarter and 6.68% for the year. We were doing fine, up 2.26% for the quarter and

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7.45% for the year, when on May 10th, the Fed raised rates for the 16th straight time and said, “Further policy firming may yet be needed.” That Fed statement, along with inflationary economic data released during late May and early June, sparked a sharp market decline. From May 10th to June 13th, the S&P fell 7.3% while the Nasdaq plunged 10.44% as investors focused on accelerating inflation, slowing growth and increasing interest rates. While no one likes to lose money, we did meet our objective by posting a more modest 6.48% decline during that stretch.

Fortunately, the markets recovered during the last two weeks of the quarter as the Fed’s comments on June 28th seemed to imply that signs of a cooling economy could slow inflation and limit further interest rate increases. The S&P 500 climbed 3.75% from the low point of the quarter on June 13th to June 30th while our Fund gained 3.86%. As a result, the Fund finished the first half of 2006 up 4.25% versus a gain of 2.71% for the S&P 500.

Strategy

On a daily basis our research team looks at economic data such as interest rates, inflation, housing activity and consumer spending. Major trends are very important and we take them into account. Because we spend most of our time analyzing businesses and focusing on buying good companies at undervalued prices, I usually use most of the space in these reports talking about our portfolio companies rather than economic data. Sometimes, though, it is useful to talk about some key economic indicators and how they may affect the stock market.

After robust 5.6% growth during the first quarter, it appears that the economy is set for a slowdown over the next year or so. Consumer spending is finally starting to show signs of fatigue. I have written many times about my concerns regarding the housing market and the statistics show it is finally starting to soften. Inventory has been rising and homes are remaining on the market longer with a supply of 6.5 months in May, versus 4.3 months a year ago. The other concern is that 33% of all homes sold last year went to investors, and investor-owned homes are more vulnerable to pricing pressures than owner-occupied homes. Consumer spending has been strong these past few years due to low rates, the availability of home equity loans and high housing prices. While we’re not expecting a recession, we believe growth looks set to slow during the second half of 2006.

Right now, I feel positive about the portfolio because we own better than average companies that trade at lower than average prices. The numbers prove this as the average return on equity for the Fund’s companies is 21% versus 19% for the S&P 500. At the same time, our stocks trade at an average price earnings (P/E) of 13.4 versus a P/E of 14.5 for the S&P 500. Finally, we think we own some good growth businesses that have the potential to increase in value.

The Fund’s largest overweight positions are in technology, healthcare and consumer products. I am excited about the individual companies that comprise these

The Parnassus Income Funds  •  Equity Income Fund    3

sectors, because they are positioned to grow their intrinsic values this year, despite the prospects for slower economic growth. For example, our analyst, Lori Keith, likes IBM because the company is well positioned to gain market share in the outsourcing and information technology services market. She is also impressed with the company’s recently expanded Indian consulting and development operations. It’s a great opportunity to buy this company at only 13 times 2006 earnings. If the economy remains strong, IBM should perform well and the stock could reach higher levels from its current price of $77.10. Moving to the rest of our major industry sectors, we are slightly overweight energy, as we added to our exposure during the second quarter sell-off. We remain underweight financial and housing-related stocks.

I am proud of our team for working hard and providing our investors with a good start in 2006. We are disciplined in our search to find good, undervalued companies. During the past ten years, the Fund has had only one down year (a 3.69% loss in 2002 versus a 23% decline for the S&P 500 that year.) In addition, we have generated a 6.50% return over the past five years versus a 2.50% return for the S&P 500.

Analysis

The Fund had seven stocks that cost the NAV 6¢ or more during the second quarter. Our most significant loss was eBay, which cost the Fund 15¢, as the stock dropped 24.9% from $39.00 to $29.29. The stock declined because investors focused on increasing competition from Google. While Google’s new services are not good news for eBay, we feel investors have overreacted. Let’s start with PayPal, one of eBay’s crown jewels that accounts for 25% of the company’s sales. During the quarter, Google announced its intent to launch Google Checkout to compete with PayPal. While Google will probably discount the service with lower prices and rebates, eBay has built a very strong position with over 105 million accounts and an estimated $27 billion in total payment volume. In addition, many PayPal customers are entrenched users of the company’s auction site which makes it hard to switch. Finally, PayPal has a great reputation because it offers users attractive interest rates, links to shipping services and less than 0.3% in fraud losses.

Top 10 Holdings at June 30, 2006 (percentage of net assets)
Apache Corp.	4.1%
J.P. Morgan Chase & Co.	3.9%
Sysco Corp.	3.4%
Intel Corp.	3.4%
Wells Fargo & Co.	3.3%
Canon Inc. (ADR)	3.2%
International Business Machines Corp.	3.1%
Johnson & Johnson	2.8%
Procter & Gamble Co.	2.8%
Energen Corp.	2.7%

Portfolio characteristics and holdings are subject to change periodically.

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Equity Income Fund Portfolio Composition as of June 30, 2006 (percentage of net assets)

The eBay auction business is a strong franchise, and buyers and sellers remain very loyal to the site. In essence, eBay brings together the most buyers and sellers in one place and user satisfaction is high.

Clearly, eBay must work hard to stay one step ahead of its competition, but we feel management, led by CEO Meg Whitman, is doing just that. During the past month, eBay introduced eBay Express which contains fixed-price listings that can be bought right away. Buyers can now use one shopping cart to purchase merchandise from multiple sellers. Users must have a 98% positive feedback score to be eligible for the eBay Express marketplace. We feel this cements the company’s trusted reputation. Finally, eBay Express sellers are required to accept PayPal which helps protect the entire franchise. While eBay may need to respond in the long term by introducing more services and lowering prices, the business remains strong and valuable. The company owns some of the best brands on the Web: eBay, PayPal and Skype. We sold a portion of our position during the second quarter for tax purposes; however, the Fund remains overweight eBay versus the S&P 500.

ServiceMaster, the lawn-care and pest-control service provider, cost the Fund 12¢, as its stock sank 21.3% during the quarter from $13.12 to $10.33. Unfortunately, April showers didn’t bring May flowers for ServiceMaster. The stock fell after the Board of Directors on May 16th removed the company’s CEO, Jonathan Ward, who failed to satisfy their expectations for revenue growth. Our analyst, Ben Allen, and I heard about the news just after we landed at Baltimore’s BWI airport for a three-day business conference. We stayed up late that night listening to the company’s conference

The Parnassus Income Funds  •  Equity Income Fund    5

call and discussing the situation. After careful review and sleeping on it, we agreed the management shake up was a positive. ServiceMaster should be growing faster given its strong brands. We have taken advantage of the low share price to add to our position in ServiceMaster. The stock now trades for only 12 times free cash flow and offers an attractive 4.3% dividend yield.

Tuesday Morning, the closeout retailer of quality home goods, reduced the Fund’s NAV by 11¢ as the stock fell 43.0% from $23.09 to $13.15. Our research team liked Tuesday Morning because it’s been a consistent growth business with a high dividend yield. After extensive store checks and a trip by one of our senior analysts to Dallas to meet the executive team, I felt confident the company was undervalued and a good long-term investment.

Unfortunately, my timing was off, as the stock continued to fall after we bought our shares. Competition was tough during the second quarter and Tuesday’s sales and profits were below plan. While sales trends are soft, the business is fundamentally still strong. I will maintain our position in Tuesday Morning, as I feel the market has overreacted to fixable problems affecting the business.

HCC Insurance Holdings cost the Fund 8¢ per share as the stock declined 15.4% from $34.80 to $29.44. Despite record first quarter earnings, HCC’s stock fell as investors worried about another devastating hurricane season. While the “wind season” is a risk, I feel HCC is an absolute bargain and is misunderstood by investors. During my February meeting with CEO Stephen Way in Houston, he discussed the company’s risk management strategy in great detail. In essence, the company’s policy is to limit its maximum loss exposure to one quarter of corporate earnings. As a result, HCC was still profitable and built capital during the third quarter last year when the hurricanes hit. Mr. Way has a great track record. Amazingly, he started underwriting insurance as a 15-year old child prodigy in London, England, back in 1965. He started HCC as an insurance company in 1981 with $750,000 in capital and the company now has over $1.5 billion in assets. Mr. Way is truly an “owner-operator” and I expect the company to have a strong year in 2006. We have been adding to our position.

Home Depot reduced the NAV by 7¢ as its stock fell 15.4% to $35.79 from $42.30 due to fears of a slowing housing market. Despite an attractive valuation of 11 times earnings, I sold our stock in Home Depot early in the 3rd quarter because of corporate governance concerns, including excessive executive pay and a questionable stock options grant to CEO Robert Nardelli. Collectively, these issues call into question Home Depot’s business ethics and transparency.

Invitrogen Corporation, a leading seller of biotechnology kits for research, fell 5.8% from $70.13 to $66.07 and cost the NAV 6¢. Overall, despite slightly lower than expected first quarter sales, demand remains strong for Invitrogen.

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Electro Scientific Industries (ESI), a Portland, Oregon-based designer and manufacturer of equipment used to make memory chips and capacitors, fell 18.7% during the quarter from $22.13 to $17.99 which reduced the NAV by 6¢. The stock fell as investors feared that slowing sales of electronic components would weaken orders for ESI. In contrast, we are very bullish on ESI’s future. Our research indicates demand is strong for the company’s products as many new devices cannot be built unless customers buy next generation laser systems. Trading at $17.99, the stock is an absolute bargain as the company has $7.50 per share in cash on its books and no debt.

Winners

The Fund’s biggest winner was the Tower Group, Inc., a property and casualty insurance company that primarily serves small to mid-sized businesses. The stock soared 31.0% during the quarter from $23.10 to $30.25 for a gain of 11¢ on the NAV. The company reported strong growth in a business with high barriers to entry. In essence, the company sells insurance policies with premiums typically around $2,000 to small businesses that are underserved by the large insurance companies. In April, I had lunch with the CEO, Michael Lee, in a group meeting and felt optimistic about the company’s growth prospects. Like Stephen Way at HCC Insurance Holdings, Michael Lee is also a manager that can build capital without excessive risk.

Canon, the large Japanese company that makes digital cameras and copiers, added 8¢ to the NAV as its stock jumped 10.9% to $73.27 from $66.05. Sales are strong, especially for Canon’s digital cameras.

3M increased the NAV by 7¢ as the stock climbed 6.7% to $80.77 from $75.69. Business was strong in the company’s industrial, electronics, consumer and safety divisions. New CEO George Buckley seems to be off to a good start as first quarter sales and profits were ahead of plan.

Energen Corporation operates Alabama Natural Gas, a regulated public utility, as well as an oil and gas exploration business. Energen’s stock price climbed 9.7%, going from $35 to $38.41 for a gain of 6¢ for each Fund share. The stock price increased due to high oil prices, increased reserves and a large stock buyback.

Apache Corporation, a Houston, Texas-based company that explores, produces and develops crude oil and natural gas, increased 4.2% from $65.51 to $68.25, and added 6¢ to the NAV. I attended a meeting in Boston during March, where the CFO outlined the company’s growth strategy. We feel the company is doing a good job building reserves that position Apache for strong long-term growth.

Another major winner was old favorite WD-40 which rose 8.8% during the quarter from $30.85 to $33.57 and lifted the NAV by 6¢. The company, led by the talented Gary Ridge, reported another strong quarter of sales and profits despite high energy prices. His team has done a great job introducing popular new products

The Parnassus Income Funds  •  Equity Income Fund    7

such as the WD-40 “Smart Straw” and WD-40 “No Mess Pen.” I also want to recognize CFO Mike Irwin as a talented financial manager. During a recent conversation, I learned that he ran and completed the Boston Marathon.

Social Notes

Northwest Natural Gas (NW Natural) began as a two-man venture to light the streets of Portland in 1859, weeks before Oregon officially became a state. If you ever get frustrated due to a flight delay and a few long lines at the airport, think of this: their machinery and equipment were delivered from New York, around the horn of South America via sailing ships at a time when settlers were still arriving in covered wagons on the Oregon Trail. Not only does NW Natural have a colorful past, but Parnassus Investments can see a bright future for the company. NW Natural has added customers, currently totaling 627,000, at a rate of more than 3% per year for the past 19 consecutive years. NW Natural also has a long history of returning profits to shareholders, one of only four U.S. companies to increase dividends every year for more than 50 consecutive years. NW Natural earns a place in our “social spotlight” for demonstrating a genuine concern for community and customers. In July, they created a Sustainability Department. The company ranked third nationally in customer satisfaction, according to J.D. Power and Associates, and is on the list of “100 Best Corporate Citizens” put out by Business Ethics magazine, for six years in a row, coming in at number 30 this year, up from 47th last year.

In the early days, the company manufactured gas from coal, then switched to manufacturing gas from oil, building its third and last plant on the Willamette River in 1913. Then in 1956, the company made an amazing transformation, converting more than 200,000 home appliances to use piped-in natural gas from New Mexico. It was the beginning of a new era. The company built 1,500 miles of pipeline, closed its manufactured gas plant and undertook an intensive educational program including letters, postcards, handbills and newspaper ads. In all, it cost the company approximately $4.3 million to convert its system to natural gas. Recently, NW Natural has taken responsibility for toxic emissions from plants built nearly a century ago, vol-untarily agreeing in the mid-1990s to study and help clean up the Portland harbor. Dredging of the tar waste along a six-mile strip of waterway began last July. NW Natural made the transition from manufactured gas to natural gas, and the company continues to adapt to concerns about climate change and nonrenewable energy resources. This June, NW Natural hired Bill Edmonds to be as director of their new Environmental Policy and Sustainability Department.

Andrea Reichert, our social research analyst, has had a chance to speak with Mr. Edmonds several times and has been sharing our views of corporate social responsibility with him. Part of Mr. Edmond’s job is to continue pioneering policy work, like NW Natural’s innovative Conservation Tariff, approved by the utility commission in 2002 and renewed in 2005, which earned the support of both environmentalists and consumer groups. The tariff is designed to adjust revenues to compensate the

8    The Parnassus Income Funds  •  Equity Income Fund

utility for declining usage due to customers’ conservation efforts. This way, the company no longer has a disincentive to encourage conservation. The idea is ground-breaking, and NW Natural is sharing this vision with many other utilities across the U.S. In terms of climate change, NW Natural works to squeeze every bit of energy out of the gas it delivers, and natural gas is much cleaner to burn, producing about 30% less carbon dioxide than oil and about half that of coal or wood. The company promotes two important ways to get more out of natural gas. First, “combined heat and power” makes use of heat that would otherwise be wasted as a byproduct. Second, NW Natural promotes the direct use of natural gas in homes and businesses, rather than the less efficient use of gas to make electricity.

NW Natural also encourages its employees to help the environment. While talking with Andrea, Bill Edmonds noted that 155 out of 543 people, or 30% of the Portland staff, use mass transit, carpool, bike or walk to work. The company offers free transit passes. NW Natural also owns an interest in two wind-power generation facilities in northwest California. While renewable energy currently generates less than 1% of total revenue for NW Natural, Parnassus was delighted to hear that the company is examining the possibility of natural gas generation via renewable sources, such as methane produced naturally from decomposing plant and animal wastes (biomass).

Not only is NW Natural a solid business to own and a model of innovation, it is also an excellent example of our “best in class” investment policy in the energy sector. We are practical about how fast the transition from old energy sources to cleaner technologies can happen; therefore, our investment strategy is twofold: 1) invest in best-of-class companies in traditional sectors that work especially hard at efficiency using environmentally-sound practices and 2) search out profitable companies in the renewable energy and clean technology sector.

Thank you for investing in the Parnassus Equity Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

The Parnassus Income Funds  •  Equity Income Fund    9

THE FIXED-INCOME FUND

As of June 30, 2006, the net asset value per share (NAV) of the Fixed-Income Fund was $15.98, so after taking dividends into account, the total return for the quarter was 1.05%. This compares to a loss of 0.31% for the average A-rated bond fund followed by Lipper, and a loss of 0.14% for the Lehman Government/Corporate Bond Index. Based on this strong performance, I’m pleased to report that our return for the year-ended June 30, 2006 placed us #2 out of 172 funds in our category followed by Lipper*. The Fund had an outstanding start this year. We had expected rates to rise, putting the portfolio in a defensive position with short maturities.

Since the beginning of the year, the Fund is up 3.15% versus a loss of 0.99% for the Lipper Average and a drop of 1.15% for the Lehman Government/Corporate Bond Index. Our longer-term returns are also excellent as the Fund’s one-, three-, five-and ten-year returns beat the Lipper A-rated Bond Fund Average for every period.

Below is a table that compares the performance of the Fund with the Lehman and the average A-Rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns

for periods ended June 30, 2006

	One Year	Three Years	Five Years	Ten Years
FIXED-INCOME FUND	3.79%	2.12%	5.69%	5.82%
Lipper A-rated Bond Fund Average	(1.33)%	1.83%	4.58%	5.64%
Lehman Government/Corporate Bond Index	(1.52)%	1.60%	5.13%	6.25%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Lehman Government/Corporate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

*	For the one-, three-, five- and ten-year periods ended June 30, 2006 based on the Lipper A-rated Bond Fund Average the Parnassus Fixed-Income Fund placed #2 out of 172 funds, #49 out of 148 funds, #9 out of 110 funds and #27 out of 64 funds, respectively.

10    The Parnassus Income Funds  •  Fixed-Income Fund

First Quarter Recap

The Fund had a great quarter and a terrific first half. We expected interest rates to move higher because of inflation fears, so we played defense by owning a lot of short-term bonds. The technical term for this portfolio strategy is keeping a short duration. Duration essentially measures how much in percentage terms a bond price will move for a 1% change in interest rates. This is important because when interest rates rise, bond prices fall. As a result, we wanted to avoid owning long-duration bonds because they drop more when interest rates rise. Since the 10-year Treasury rate jumped from 4.86% to 5.15% during the quarter, many of our peers were hit with significant losses as their long-duration bond prices declined. The Fund’s “short duration” strategy not only protected us from losses but also produced a positive 1.05% return as we collected interest payments from our bond portfolio and experienced few bond price declines. In contrast, our peers lost 0.31% during the quarter.

Strategy

The Federal Reserve hinted at its June 29th meeting that it almost may be finished raising interest rates. In its statement, the Federal Open Market Committee stated that “economic growth is moderating from its quite strong pace earlier this year, partly reflecting a gradual cooling of the housing market and the lagged effects of increases in interest rates and energy prices.” While we don’t feel rates are set to decline, they could stabilize near these levels if a slowing economy begins reducing inflation. In response, we slightly increased our duration from 1.5 years to 2.9 years as a few corporate issues and a convertible bond from Intel looked attractive. However, we are still playing defense, as we feel the potential for inflationary data during the

Portfolio Composition at June 30, 2006 (percentage of net assets)
Long-term Securities:
Long-term U.S. Government and Agency Securities	7.6%
Electronics	7.2%
Healthcare	5.6%
Information Technology	4.7%
Air Transport	3.5%
Financial Services	3.0%
Natural Gas	2.0%
Retail	0.8%

Short-term Securities:
Short-term U.S. Government Agency Securities	57.6%
Other Short-term Investments and Assets and Liabilities	8.0%

Portfolio characteristics and holdings are subject to change periodically.

The Parnassus Income Funds  •  Fixed-Income Fund    11

second half of 2006 could push the 10-year Treasury to approximately 5.35% to 5.50% from its current level of 5.18%. At that level, we will be looking to extend our duration if we feel rates are set to stabilize. In addition, our team will be looking for convertible/preferred bonds to offer increased return potential.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

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THE CALIFORNIA TAX-EXEMPT FUND

As of June 30, 2006, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.36. Taking dividends into account, the total return for the second quarter of 2006 was a loss of 0.08%. This compares to a loss of 0.16% for the average California municipal bond fund followed by Lipper, Inc. Since the beginning of the year, the Fund is down 0.06% versus a gain of 0.15% for the Lipper average. The average duration of the California Tax-Exempt Fund was 4.2 years during the quarter, versus approximately 6.7 years for the Lehman Municipal Bond Index. Simply put, duration measures how much in percentage terms a bond price will move for a 1% change in interest rates.

Below you will find a table that compares our total average annual returns to various indices over the past one-, three-, five- and ten-year periods. The 30-day SEC yield for June 2006 was 3.49%.

Average Annual Total Returns

for periods ended June 30, 2006

	One Year	Three Years	Five Years	Ten Years
CALIFORNIA TAX-EXEMPT FUND	0.12%	1.36%	3.68%	4.87%
Lipper California Municipal Bond Fund Average	0.84%	3.21%	4.61%	5.21%
Lehman Municipal Bond Index	0.88%	3.23%	5.05%	5.79%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

The Parnassus Income Funds  •  California Tax-Exempt Fund    13

Second Quarter Review

During the quarter, long-term interest rates continued to rise, with the 10-year Treasury rate moving from 4.86% to 5.15%. Since bond prices decline when rates increase, our portfolio recorded a modest loss of 0.08% for the quarter. While no one likes to lose money, I am pleased that we beat our peers, whose portfolios declined an average 0.16%. We outperformed because we expected interest rates to rise and positioned our portfolio with short maturity bonds.

California Tax-Exempt Fund Portfolio Composition as of June 30, 2006 (percentage of net assets)

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Outlook

Since June 2004, the Fed has increased the short-term interest rate 17 times from 1.00% to today’s 5.25% rate. After two years, we appear to be close to the end of the rate increases. The most recent statement by the Federal Open Market Committee noted that a cooling housing market, high energy prices and past rate increases have combined to slow economic growth, and, therefore, reduce the risk of inflation. We expect short- and long-term interest rates to remain close to their current levels, or slightly to increase, for the remainder of the year.

The other significant news from the quarter is that all three major credit rating agencies (Standard & Poor’s, Moody’s and Fitch) have upgraded the State of California’s debt. Explaining their upgrades, the agencies highlighted the state’s broad-based economic growth and higher than expected tax revenues. This is good news for our Fund because a healthy California economy and budget reduce the Fund’s credit risk.

I am pleased that the Fund limited shareholder losses during the quarter relative to our peers. We continue to seek opportunities to improve overall returns while limiting losses in the portfolio.

Thank you for investing in the Fund.

Yours truly,

Ben Allen

Portfolio Manager

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FUND EXPENSES (unaudited)

As a shareholder of the funds, you incur ongoing costs, which include portfolio-management fees, administrative fees, shareholder reports, and other fund expenses. The funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2006 through June 30, 2006. For the Equity Income Fund – Institutional Shares, the example is based on the period April 28, 2006 (inception) to June 30, 2006.

Actual Expenses

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

16    The Parnassus Income Funds  •  June 30, 2006

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value	Ending Account Value June 30, 2006	Expenses Paid During Period*
Equity Income Fund – Investor Shares: Actual	$1,000.00	$1,042.50	$5.01
Hypothetical (assumed 5% return)	$1,000.00	$1,019.89	$4.96
Equity Income Fund – Institutional Shares: Actual	$1,000.00	$975.72	$1.33
Hypothetical (assumed 5% return)	$1,000.00	$1,007.28	$1.35
Fixed-Income Fund: Actual	$1,000.00	$1,031.50	$3.78
Hypothetical (assumed 5% return)	$1,000.00	$1,021.08	$3.76
California Tax-Exempt Fund: Actual	$1,000.00	$999.40	$3.37
Hypothetical (assumed 5% return)	$1,000.00	$1,021.42	$3.41

*	Expenses are equal to the fund’s annualized expense ratio of 0.99%, 0.75%, and 0.68% for Equity Income Fund –Investor Shares, Fixed-Income Fund and California Tax-Exempt Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period from January 1, 2006 through June 30, 2006). For Equity Income Fund – Institutional Shares, expenses are equal to the fund’s annualized expense ratio of 0.78% multiplied by the average account value over the period, multiplied by 63/365 (to reflect the period April 28, 2006 (inception) to June 30, 2006).

The Parnassus Income Funds  •  June 30, 2006    17

THE EQUITY INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2006 (unaudited)

Shares	Common Stocks	Percent of Net Assets	Market Value
	Apparel
200,000	Cherokee Inc.[2]		$8,272,000
50,000	Coach Inc.[1]		1,495,000

		1.2%	$9,767,000

	Banks
400,000	Wells Fargo & Co.	3.3%	$26,832,000

	Biotechnology
125,000	Amgen Inc.[1]		$8,153,750
100,000	Genentech Inc.[1]		8,180,000
235,000	Invitrogen Corp.[1,2]		15,526,450
250,000	Sigma-Aldrich Corp.[2]		18,160,000

		6.2%	$50,020,200

	Chemicals
250,000	Rohm & Haas Co.	1.6%	$12,530,000

	Computer Peripherals
150,000	Avocent Corp.[1]	0.5%	$3,937,500

	Computers
325,000	International Business Machines Corp.	3.1%	$24,966,500

	Cosmetics & Personal Care
400,000	Proctor & Gamble Co.	2.8%	$22,240,000

	Electric Motors
125,900	Baldor Electric Co.[2]	0.5%	$3,939,411

	Electronics
275,000	Plantronics Inc.[2]	0.8%	$6,107,750

	Entertainment
379,200	Cedar Fair, LP2	1.3%	$10,063,968

	Financial Services
750,000	J.P. Morgan Chase & Co.	3.9%	$31,500,000

	Food Products
50,000	McCormick & Co., Inc.[2]		$1,677,500
900,000	Sysco Corp.[2]		27,504,000

		3.6%	$29,181,500

	Healthcare Products
550,000	Baxter International Inc.		$20,218,000
100,000	Dentsply International Inc.[2]		6,060,000
375,000	Johnson & Johnson		22,470,000
375,000	St. Jude Medical Inc.[1]		12,157,500

		7.6%	$60,905,500

18	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	Home Products
537,744	WD-40 Co.[2]	2.2%	$18,052,066

	Industrial Manufacturing
200,000	3M Co.		$16,154,000
125,000	PACCAR Inc.		10,297,500
225,000	Teleflex Inc.		12,154,500

		4.8%	$38,606,000

	Insurance
435,000	AFLAC Inc.		$20,162,250
700,000	HCC Insurance Holdings Inc.		20,608,000
525,000	Tower Group Inc.[2]		15,881,250

		7.0%	$56,651,500

	Internet
125,000	eBay Inc.[1]	0.5%	$3,661,250

	Leisure Manufacturing
100,000	Harley-Davidson Inc.[2]	0.7%	$5,489,000

	Machinery
50,000	Graco Inc.	0.3%	$2,299,000

	Natural Gas
575,000	Energen Corp.		$22,085,750
525,000	ONEOK Inc.		17,871,000
500,000	Southern Union Co.[2]		13,530,000
100,000	XTO Energy Inc.		4,427,000

		7.2%	$57,913,750

	Networking Products
800,000	Cisco Systems Inc.[1]	1.9%	$15,624,000

	Office Equipment
350,000	Canon Inc. (ADR)[2]	3.2%	$25,644,500

	Oil & Gas
485,000	Apache Corp.	4.1%	$33,101,250

	Pharmaceuticals
600,000	Pfizer Inc.	1.8%	$14,082,000

The accompanying notes are an integral part of these financial statements.	19

THE EQUITY INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2006 (unaudited) continued

Shares	Common Stocks	Percent of Net Assets	Market Value
	Retail
325,000	Foot Locker Inc.		$7,959,250
151,000	Ross Stores Inc.		4,235,550
350,000	Target Corp.		17,104,500
625,000	The Gap Inc.		10,875,000
375,000	Home Depot Inc.		13,421,250
575,000	Tuesday Morning Corp.[2]		7,561,250

		7.6%	$61,156,800

	Semiconductor Capital Equipment
225,000	Applied Materials Inc.		$3,663,000
900,000	Electro Scientific Industries Inc.[1,2]		16,191,000

		2.5%	$19,854,000

	Semiconductors
1,450,000	Intel Corp.		$27,477,500
325,000	Xilinx Inc.		7,361,250

		4.3%	$34,838,750

	Software
75,000	Hyperion Solutions Corp.[1]		$2,070,000
125,000	Symantec Corp.[1,2]		1,942,500
250,000	TIBCO Software Inc.[1]		1,762,500

		0.7%	$5,775,000

	Services
1,950,000	The ServiceMaster Co.[2]	2.5%	$20,143,500

	Telecommunications
400,000	Nokia Corp. (ADR)	1.0%	$8,104,000

	Transportation
125,000	United Parcel Service Inc.	1.3%	$10,291,250

	Utilities
215,000	Northwest Natural Gas Co.[2]		$7,961,450
200,000	Otter Tail Corp.[2]		5,466,000

		1.7%	$13,427,450

	Total investment in common stocks (cost $694,337,388)	91.7%	$736,706,395

20	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Convertible Bonds	Percent of Net Assets	Market Value
	Air Transport
4,000,000	ExpressJet Holdings Inc.[2]
	4.250%, due 08/01/2023		$3,595,000
6,000,000	JetBlue Airways Corp.[2]
	3.500%, due 07/15/2033		5,362,500

		1.1%	$8,957,500

	Semiconductors
10,000,000	Agere Systems Inc.[2]
	6.500%, due 12/15/2009	1.2%	$9,887,500

	Software
9,586,000	Mentor Graphics Corp.[2]
	6.360%, due 08/06/2023	1.2%	$9,442,210

	Total investment in convertible bonds (cost $27,650,543)	3.5%	$28,287,210

Shares	Preferred Stocks
	Banks
55,000	Zions Capital Trust B2
	Preferred 8.000%, callable 09/01/2007		$1,423,400
55,439	First Republic Preferred Capital Corp.
	Preferred 8.875%, Series B, callable 12/30/2006		1,391,519

	Total investment in preferred stock (cost $2,819,746)	0.3%	$2,814,919

	Total investments in stocks and convertible bonds (cost $724,807,677)	95.5%	$767,808,524

The accompanying notes are an integral part of these financial statements.	21

THE EQUITY INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2006 (unaudited) continued

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Certificates of Deposit [3]

100,000	Community Bank of the Bay
	3.630%, matures 08/24/2006	0.0%	$99,409

	Registered Investment Companies—Money Market Funds

1,031,844	Evergreen U.S. Government Fund
	variable rate, 4.700%		$1,031,844
25,572,285	Janus Government Fund
	variable rate, 5.080%		25,572,285
10,487,954	SSGA U.S. Government Fund
	variable rate, 4.690%		10,487,954

		4.7%	$37,092,083

	Community Development Loans[3]

100,000	Boston Community Loan Fund
	2.000%, matures 06/30/2007		$94,000
100,000	Ecologic Finance
	2.000%, matures 01/25/2007		96,581
100,000	Vermont Community Loan Fund
	2.000%, matures 04/16/2007		95,249

		0.0%	$285,830

22	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies

93,447,614	State Street Navigator Securities Lending Prime Portfolio
	variable rate, 5.180%	11.6%	$93,447,614

	Total short-term securities (cost $130,924,936)	16.3%	$130,924,936

	Total securities (cost $855,732,613)	111.8%	$898,733,460

	Payable upon return of securities loaned	–11.6%	$(93,447,614)

	Other assets and liabilities – net	– 0.2%	(1,620,476)

	Total net assets	100.0%	$803,665,370

1	These securities are non-income producing.
2	This security or partial position of this security was on loan at June 30, 2006. The total value of the securities on loan at June 30, 2006 was $91,483,490.
3	Market value adjustments have been applied to these securities to reflect early withdrawal.
Fund holdings will vary over time.
Fund shares are not FDIC insured.

The accompanying notes are an integral part of these financial statements.	23

THE EQUITY INCOME FUND

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets

Investments in long-term securities, at market value (identified cost $ 724,807,677)	$767,808,524
Investments in short-term securities (at cost which approximates market value)	130,924,936
Cash	483,374
Receivables:
Dividends and interest	754,123
Investment securities sold	3,676,589
Capital shares sold	828,556
Other assets	28,268

Total assets	$904,504,370

Liabilities

Payable upon return of loaned securities	93,447,614
Payable for investment securities purchased	5,445,846
Capital shares redeemed	1,279,351
Fees payable to Parnassus Investments	69,410
Distributions payable	78,299
Accounts payable and accrued expenses	518,480

Total liabilities	$100,839,000

Net assets	$803,665,370

Net assets consist of

Undistributed net investment income	$2,694,154
Unrealized appreciation on securities	43,000,847
Accumulated net realized gain	38,152,468
Capital paid-in	719,817,901

Total net assets	$803,665,370

Computation of net asset value and offering price per share

Net asset value and redemption price per share
Investor Shares ( $782,224,526 divided by 31,455,702 shares)	$24.87
Institutional Shares ($21,440,844 divided by 860,859 shares)	$24.91

24	The accompanying notes are an integral part of these financial statements.

THE EQUITY INCOME FUND

Statement of Operations

Six Months Ended June 30, 2006 (unaudited)

Investment income

Dividends (net of foreign tax witholding of $ 44,604)	$7,727,287
Interest	2,103,151
Securities lending	43,315
Other income	5,108

Total investment income	$9,878,861

Expenses

Investment advisory fees (note 5)	2,790,095
Transfer agent fees (note 5)
Investor Shares	201,335
Institutional Shares	375
Fund administration (note 5)	298,911
Service provider fees - Investor Shares (note 5)	908,032
Reports to shareholders	134,748
Registration fees and expenses	34,313
Custody fees	40,110
Professional fees	85,105
Trustee fees and expenses	26,900
Other expenses	83,654

Total expenses	$4,603,578
Fees waived by Parnassus Investments (note 5)	(411,804)
Expense offset (note 6)	(4,238)

Net expenses	$4,187,536

Net investment income	$5,691,325

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from security transactions	$36,294,040
Net change in unrealized appreciation (depreciation) of securities	(4,436,194)

Net realized and unrealized gain (loss) on securities	$31,857,846

Net decrease in net assets resulting from operations	$37,549,171

The accompanying notes are an integral part of these financial statements.	25

THE EQUITY INCOME FUND

Statement of Changes in Net Assets

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005
Income (loss) from operations

Net investment income (loss)	$5,691,325	$15,372,528
Net realized gain (loss) from security transactions	36,294,040	54,405,759
Net change in unrealized appreciation (depreciation)	(4,436,194)	(43,978,912)

Increase (decrease) in net assets resulting from operations	$37,549,171	$25,799,375

Distributions

From net investment income
Investor Shares	(5,575,622)	(31,885,584)
Institutional Shares*	(49,867)	—
From realized capital gains
Investor Shares	—	(29,345,893)
Institutional Shares*	—	—

Dividends to shareholders	$(5,625,489)	$(61,231,477)

From capital share transactions
Investor Shares	(157,065,375)	47,861,166
Institutional Shares*	21,963,351	—

Increase (decrease) in net assets from capital share transactions	$(135,102,024)	$47,861,166

Increase (decrease) in net assets	$(103,178,342)	$12,429,064

Net assets

Beginning of period	906,843,712	894,414,648
End of period (including undistributed net investment income of $2,694,154 and $ 2,628,318 respectively)	$803,665,370	$906,843,712

*	For the period April 28, 2006 (inception of Institutional Shares) through June 30, 2006.

26	The accompanying notes are an integral part of these financial statements.

THE FIXED-INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2006 (unaudited)

Shares	Common Stocks	Percent of Net Assets	Market Value
	Healthcare Products
15,000	Baxter International Inc.	1.1%	$551,400

	Natural Gas
30,000	ONEOK Inc.	2.0%	$1,021,200

	Total investment in common stock (cost $1,296,549)	3.1%	$1,572,600

Principal Amount $	Corporate Bonds
	Banks
500,000	Bank One Corp.
	Notes, 6.000%, due 02/17/2009		$503,712
500,000	Wells Fargo Financial Inc.
	Notes, 6.850%, due 07/15/2009		513,900

		2.0%	$1,017,612

	Biotechnology
2,500,000	Genentech Inc.[1]
	Notes, 4.750%, due 07/15/2015	4.5%	$2,289,510

	Financial Services
500,000	Goldman Sachs Group Inc.
	Notes, 6.650%, due 05/15/2009	1.0%	$512,817

	Networking Products
2,500,000	Cisco Systems Inc.
	Notes, 5.500%, due 02/22/2016	4.7%	$2,400,568

	Retail
400,000	Target Corp.[1]
	Notes, 7.500%, due 08/15/2010	0.8%	$427,418

	Total investments in corporate bonds (cost $6,674,020)	13.0%	$6,647,925

The accompanying notes are an integral part of these financial statements.	27

THE FIXED-INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2006 (unaudited) continued

Principal Amount $	Convertible Bonds	Percent of Net Assets	Market Value
	Air Transport
2,000,000	JetBlue Airways Corp.[1]
	Notes, 3.500%, due 07/15/2033	3.5%	$1,787,500

	Electronics
1,000,000	Cymer Inc.
	Notes, 3.500%, due 02/15/2009	2.1%	$1,048,750

	Semiconductors
3,100,000	Intel Corp.[1]
	Notes, 2.950%, due 12/15/2035	5.1%	$2,607,875

	Total investments in convertible bonds (cost $5,411,568)	10.7%	$5,444,125

	U.S. Government Agency Securities
3,000,000	Fannie Mae
	Notes, 5.125%, due 04/22/2013		$2,896,263
1,000,000	Federal Home Loan Bank System
	Notes, 5.000%, due 05/28/2015		947,166

	Total investments in U.S. government agency bonds (cost $4,000,000)	7.6%	$3,843,429

	Total investment in long-term securities (cost $17,382,137)	34.4%	$17,508,079

28	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	U.S. Government Agency Discount Notes
5,000,000	Federal Home Loan Mortgage Corporation
	Zero coupon, 4.800% equivalent, matures 07/11/2006		$4,993,334
2,500,000	Federal Home Loan Mortgage Corporation
	Zero coupon, 4.990% equivalent, matures 07/31/2006		2,489,604
2,000,000	Federal Home Loan Mortgage Corporation
	Zero coupon, 5.180% equivalent, matures 08/04/2006		1,990,216
4,000,000	Federal National Mortgage Association
	Zero coupon, 5.150% equivalent, matures 08/09/2006		3,977,683
14,000,000	Federal National Mortgage Association
	Zero coupon, 5.250% equivalent, matures 09/13/2006		13,848,917
2,000,000	Federal National Mortgage Association
	Zero coupon, 5.070% equivalent, matures 09/06/2006		1,981,128

		57.6%	$29,280,882

	Registered Investment Companies—Money Market Funds
1,031,844	Evergreen U.S. Government Fund
	variable rate, 4.700%		$1,031,844
1,751,098	Janus Government Fund
	variable rate, 5.080%		1,751,098
872,782	SSGA U.S. Government Fund
	variable rate, 4.690%		872,782

		7.2%	$3,655,724

The accompanying notes are an integral part of these financial statements.	29

THE FIXED–INCOME FUND

Portfolio of Investments by Industry Classification

as of June 30, 2006 (unaudited) continued

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
3,521,973	State Street Navigator Securities Lending Prime Portfolio
	variable rate, 5.180%	6.9%	$3,521,973

	Total short-term securities (cost $36,188,579)	71.7%	$36,458,579

	Total securities (cost $53,570,716)	106.1%	$53,966,658

	Payable upon return of securities loaned	– 6.9%	$(3,521,973)

	Other assets and liabilities – net	0.8%	407,221

	Total net assets	100.0%	$50,851,906

1	This security or partial position of this security was on loan at June 30, 2006. The total value of the securities on loan at June 30, 2006 was $3,449,172.

Fund holdings will vary over time.

Fund shares are not FDIC insured.

30	The accompanying notes are an integral part of these financial statements.

THE FIXED-INCOME FUND

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets

Investments in long-term securities, at market value (identified cost $17,382,137)	$17,508,079
Investments in short-term securities (at cost which approximates market value)	36,458,579
Cash	241,753
Receivables:
Dividends and interest	240,979
Capital shares sold	7,302
Due from advisor	3,065
Other assets	3,400

Total assets	$54,463,157

Liabilities

Payable upon return of loaned securities	3,521,973
Capital shares redeemed	30,311
Fees payable to Parnassus Investments	757
Distributions payable	21,458
Accounts payable and accrued expenses	36,752

Total liabilities	$3,611,251

Net assets	$50,851,906

Net assets consist of

Undistributed net investment loss	$(417)
Unrealized appreciation on securities	125,942
Accumulated net realized gain	552,107
Capital paid-in	50,174,274

Total net assets	$50,851,906

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($50,851,906 divided by 3,181,231 shares)	$15.98

The accompanying notes are an integral part of these financial statements.	31

THE FIXED-INCOME FUND

Statement of Operations

Six Months Ended June 30, 2006 (unaudited)

Investment income

Dividends	$39,378
Interest	1,061,988
Securities lending	5,012

Total investment income	$1,106,378

Expenses
Investment advisory fees (note 5)	119,571
Transfer agent fees (note 5)	28,507
Fund administration (note 5)	16,866
Service provider fees (note 5)	20,822
Reports to shareholders	16,196
Registration fees and expenses	13,845
Custody fees	3,542
Professional fees	7,557
Trustee fees and expenses	1,137
Other expenses	5,714

Total expenses	$233,757
Fees waived by Parnassus Investments (note 5)	(52,253)
Expense offset (note 6)	(2,098)

Net expenses	$179,406

Net investment income	$926,972

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from security transactions	$560,986
Net change in unrealized appreciation (depreciation) of securities	5,488

Net realized and unrealized gain (loss) on securities	$566,474

Net increase in net assets resulting from operations	$1,493,446

32	The accompanying notes are an integral part of these financial statements.

THE FIXED-INCOME FUND

Statement of Changes in Net Assets

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005
Income (loss) from operations

Net investment income (loss)	$926,972	$1,251,779
Net realized gain (loss) from security transactions	560,986	(8,879)
Net change in unrealized appreciation (depreciation)	5,488	(239,981)

Increase (decrease) in net assets resulting from operations	$1,493,446	$1,002,919

Distributions

From net investment income	(927,389)	(1,263,108)
From realized capital gains	—	—

Dividends to shareholders	$(927,389)	$(1,263,108)

From capital share transactions

Increase (decrease) in net assets from capital share transactions	4,407,235	7,934,016

Increase (decrease) in net assets	$4,973,292	$7,673,827

Net assets

Beginning of period	45,878,614	38,204,787
End of period (including undistributed net investment loss of $417 and $0 respectively)	$50,851,906	$45,878,614

The accompanying notes are an integral part of these financial statements.	33

THE CALIFORNIA TAX-EXEMPT FUND

Portfolio of Investments by Industry Classification

as of June 30, 2006 (unaudited)

Principal Amount $	Municipal Bonds	Percent of Net Assets	Market Value
	Airport
1,000,000	San Francisco City & County Airport Commission
	FGIC Insured, 5.000%, due 05/01/2010	5.5%	$1,039,710

	Development
500,000	California Infrastructure & Economic Development Bank
	5.000%, due 10/01/2012		$530,155
1,000,000	Indian Wells Redevelopment Agency
	AMBAC Insured, 4.500%, due 09/01/2011		1,026,780
600,000	La Quinta Redevelopment Agency Tax Allocation
	MBIA Insured, 7.300%, due 09/01/2011		692,238
860,000	Rialto Redevelopment Agency
	4.000%, due 09/01/2007		855,072
425,000	Rialto Redevelopment Agency
	4.500%, due 09/01/2013		429,709
625,000	San Mateo Redevelopment Agency
	XLCA Insured, 4.200%, due 08/01/2023		599,213
800,000	State of California
	5.000%, due 07/01/2016		827,792

		26.2%	$4,960,959

	Education
200,000	Sweetwater Union High School District
	4.250%, due 09/01/2017	1.0%	$189,852

	General
1,000,000	ABAG Finance Authority for Nonprofit Corps
	4.250%, due 11/15/2012	5.3%	$1,002,170

	General Obligation
1,000,000	State of California
	6.600%, due 02/01/2009		$1,063,860
700,000	State of California
	6.100%, due 10/01/2009		745,031

		9.5%	$1,808,891

34	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Municipal Bonds	Percent of Net Assets	Market Value
	Housing
1,000,000	California State Public Works Board
	FSA Insured, 5.375%, due 10/01/2013		$1,072,880
960,000	California State Public Works Board
	5.500%, due 12/01/2009		1,007,530
910,000	California Statewide Communities Development Authority
	ACA Insured, 4.500%, due 08/01/2010		910,309

		15.8%	$2,990,719

	Medical Healthcare
300,000	California Health Facilities Financing Authority
	5.000%, due 07/01/2009		$307,260
395,000	County of San Diego
	5.000%, due 09/01/2008		402,888
500,000	Loma Linda Hospital
	4.500%, due 12/01/2018		478,415
415,000	Loma Linda Hospital
	AMBAC Insured, 4.850%, due 12/01/2010		430,114

		8.5%	$1,618,677

	Public Improvements
450,000	Linda Fire Protection District
	4.400%, 05/01/2014	2.4%	$446,450

	Power
1,100,000	California State Department of Water Resources
	5.500%, due 05/01/2009	6.0%	$1,145,298

The accompanying notes are an integral part of these financial statements.	35

THE CALIFORNIA TAX-EXEMPT FUND

Portfolio of Investments by Industry Classification

as of June 30, 2006 (unaudited) continued

Principal Amount $	Municipal Bonds	Percent of Net Assets	Market Value
	School District
450,000	Los Altos School District
	5.250%, due 08/01/2010		$474,201
440,000	Los Angeles Unified School District
	FGIC Insured, 5.500%, due 07/01/2013		467,258
450,000	Morgan Hill Unified School District
	FGIC Insured, 4.900%, due 08/01/2013		469,665
410,000	Sacramento City Unified School District
	5.750%, due 07/01/2017		439,815

		9.8%	$1,850,939

	Transportation
250,000	Los Angeles County Metropolitan Transportation Authority
	AMBAC Insured, 5.000%, due 07/01/2013		$257,813
260,000	San Francisco Bay Area Transit Financing Authority Prerefunded
	5.250%, due 07/01/2013		269,914

		2.8%	$527,727

	Utilities
200,000	City of Los Angeles CA
	FGIC Insured, 5.000%, due 06/01/2011	1.1%	$206,482

	Water
215,000	California State Department of Water Resources
	5.125%, due 12/01/2016		$223,791
185,000	California State Department of Water Resources
	5.125%, due 12/01/2016		192,174

		2.2%	$415,965

	Total investments in municipal bonds (cost $18,298,551)	96.1%	$18,203,839

36	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds

515,245	California Investment Trust Tax Free Fund
	variable rate, 3.150%		$515,245

	Total short-term securities (cost $515,245)	2.7%	$515,245

	Total securities (cost $18,813,796)	98.8%	$18,719,084

	Other assets and liabilities – net	1.2%	$223,864

	Total net assets	100.0%	$18,942,948

Fund holdings will vary over time.

Fund shares are not FDIC insured.

Glossary of Terms
ABAG	The Association of Bay Area Governments
ACA	ACA Financial Guaranty Corp.
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assistance
MBIA	Municipal Bond Investors Assurance Corp.
XLCA	XL Capital Assurance Inc.

The accompanying notes are an integral part of these financial statements.	37

THE CALIFORNIA TAX-EXEMPT FUND

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets

Investments in municipal bonds, at market value (identified cost $18,298,551)	$18,203,839
Investments in short-term securities (at cost which approximates market value)	515,245
Receivables:
Dividends and interest	263,915
Other assets	1,506

Total assets	$18,984,505

Liabilities

Capital shares redeemed	13,934
Fees payable to Parnassus Investments	4,137
Distributions payable	7,062
Professional fees payable	5,925
Service provider fees payable	5,204
Accounts payable and accrued expenses	5,295

Total liabilities	$41,557

Net assets	$18,942,948

Net assets consist of

Undistributed net investment income	$534
Unrealized depreciation on securities	(94,712)
Accumulated net realized gain	31,230
Capital paid-in	19,005,896

Total net assets	$18,942,948

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($18,942,948 divided by 1,157,621 shares)	$16.36

38	The accompanying notes are an integral part of these financial statements.

THE CALIFORNIA TAX-EXEMPT FUND

Statement of Operations

Six Months Ended June 30, 2006 (unaudited)

Investment income

Interest	$393,084

Total investment income	$393,084

Expenses
Investment advisory fees (note 5)	49,891
Transfer agent fees (note 5)	6,429
Fund administration (note 5)	7,033
Service provider fees (note 5)	14,636
Reports to shareholders	3,908
Registration fees and expenses	623
Custody fees	1,475
Professional fees	3,530
Trustee fees and expenses	643
Other expenses	5,568

Total expenses	$93,736
Fees waived by Parnassus Investments (note 5)	(25,911)

Net expenses	$67,825

Net investment income	$325,259

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from security transactions	$20,398
Net change in unrealized appreciation (depreciation) of securities	(349,613)

Net realized and unrealized gain (loss) on securities	$(329,215)

Net increase in net assets resulting from operations	$(3,956)

The accompanying notes are an integral part of these financial statements.	39

THE CALIFORNIA TAX-EXEMPT FUND

Statement of Changes in Net Assets

	Six Months Ended June 30, 2006 (unaudited)	Year Ended December 31, 2005
Income (loss) from operations

Net investment income (loss)	$325,259	$698,676
Net realized gain (loss) from security transactions	20,398	80,253
Net change in unrealized appreciation (depreciation)	(349,613)	(642,709)

Increase (decrease) in net assets resulting from operations	$(3,956)	$136,220

Distributions

From net investment income	(325,684)	(698,991)
From realized capital gains	0	(69,608)

Dividends to shareholders	$(325,684)	$(768,599)

From capital share transactions

Increase (decrease) in net assets from capital share transactions	(2,362,123)	(3,326,713)

Increase (decrease) in net assets	$(2,691,763)	$(3,959,092)

Net assets

Beginning of period	21,634,711	25,593,803
End of period (including undistributed net investment income of $534 and $959 respectively)	$18,942,948	$21,634,711

40	The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. Significant Accounting Policies

The Parnassus Income Funds (the “Trust”), formerly The Parnassus Income Trust, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds (the “funds”), each offering separate shares. The Trust began operations on August 31,1992.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers, and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Short-term investments in U.S. Government Agency discount notes, certificates of deposit and community development loans are valued at amortized cost, which approximates market value. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit and community development loans as an estimate of potential penalties for early withdrawal.

Federal Income Taxes

The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Dividends to Shareholders

Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital-gain dividends annually.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Income and expenses (other than and investment advisory fees and class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative shares outstanding. Investment advisory fees are based on the fund’s average daily net assets and are allocated among the share classes based on relative net assets. Class-specific fees and expenses, such as transfer agency fees and service provider fees, are charged directly to the respective share class.

Securities Lending

The Equity Income Fund and the Fixed-Income Fund lend securities to approved financial institutions to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Repurchase Agreements

Collateral from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the funds’ custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Organizational Costs

Parnassus Investments bears all organizational expenses for new classes of shares, including the Equity Income Fund – Institutional Shares.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Tax Matters and Distributions

As of June 30, 2006, the cost of investments in long-term securities excluding temporary investments, net unrealized appreciation (depreciation), distributable earnings, and undistributed earnings, for income tax purposes were as follows:

	Equity Income Fund	Fixed- Income Fund	California Tax- Exempt Fund
Cost of investment	$725,218,899	$17,382,137	$18,298,551
Unrealized appreciation	59,445,544	399,657	119,953
Unrealized depreciation	(16,855,919)	(273,715)	(214,665)
Net unrealized appreciation (depreciation)	$42,589,625	$125,942	$(94,712)

Net investment income differs for financial statements and tax purposes primarily due to income recognition differences for Equity Income Fund’s investment in a partnership and differing treatments of bond discounts. Net realized gains differ for financial statements and tax purposes primarily due to differing treatments of wash sales and bond discounts.

3. Capital Stock

Equity Income Fund: The Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares. The shares differ by service provider fees which are only incurred by Investor Shares and transfer agency fees. As of June 30, 2006, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $719,817,901. Transactions in capital stock (shares) were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Investor Shares:	Shares	Amount	Shares	Amount
Shares sold	2,221,557	$55,579,792	10,778,103	$265,932,798
Shares issued through dividend reinvestment	215,242	5,390,611	2,436,068	59,492,176
Shares repurchased	(8,737,600)	(218,035,778)	(11,238,235)	(277,563,808)
Net increase (decrease)	(6,300,801)	$(157,065,375)	1,975,936	$47,861,166

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

	Six Months Ended June 30, 2006
Institutional Shares: (a)	Shares	Amount
Shares sold	870,495	$22,198,151
Shares issued through dividend reinvestment	1,990	49,566
Shares repurchased	(11,626)	(284,366)
Net increase (decrease)	860,859	$21,963,351

(a)	For the period April 28, 2006 (inception) through June 30, 2006.

Fixed-Income Fund: As of June 30, 2006, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $50,174,274. Transactions in capital stock (shares) were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	530,352	$8,470,883	1,090,481	$17,334,116
Shares issued through dividend reinvestment	50,711	809,306	69,617	1,105,286
Shares repurchased	(305,244)	(4,872,954)	(661,531)	(10,505,386)
Net increase (decrease)	275,819	$4,407,235	498,567	$7,934,016

California Tax-Exempt Fund: As of June 30, 2006, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $19,005,896. Transactions in capital stock (shares) were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	71,084	$1,179,130	137,761	$2,324,658
Shares issued through dividend reinvestment	17,258	284,990	40,694	684,185
Shares repurchased	(231,044)	(3,826,243)	(375,019)	(6,335,556)
Net increase (decrease)	(142,702)	$(2,362,123)	(196,564)	$(3,326,713)

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2006 were as follows:

	Purchases	Sales
Equity Income Fund	$484,841,248	$645,975,411
Fixed-Income Fund	$9,196,750	$5,836,801
California Tax-Exempt Fund	$1,157,059	$3,675,797

5. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the funds, Parnassus Investments is entitled to receive fees payable monthly, based on each fund’s average daily net assets for the month, at the following annual rates:

Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six-month period ended June 30, 2006, Parnassus Investments has contractually agreed to reduce its investment advisory fee through May 1, 2007 to the extent necessary to limit total operating expenses to 0.99% of net assets for the Equity Income Fund – Investor Shares, 0.78% of net assets for the Equity Income Fund – Institutional Shares, 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.

As a result of fee waivers, including additional voluntary waivers of 0.12% for Fixed-Income Fund and 0.07% for California Tax-Exempt Fund, the following were actually charged for the six-month period ended June 30, 2006. For the Equity Income Fund, the investment advisory fee was 0.55% and Parnassus Investments received net advisory fees totaling $2,378,291. For the Fixed-Income Fund, the investment advisory fee was 0.28% and Parnassus Investments received net advisory fees totaling $67,318. For the California Tax-Exempt Fund, the investment advisory fee was 0.24% and Parnassus Investments received net advisory fees totaling $23,980.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the funds. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all funds managed by Parnassus Investments and was allocated based on respective fund net assets. The annualized fund administration services fee was 0.07% of average net assets under this new agreement for the six-month period ended June 30, 2006.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the funds. For these services, the funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Equity Income Fund – Institutional Shares does not incur service provider fees.

Jerome L. Dodson is the president of the Trust and is the president and majority stockholder of Parnassus Investments.

6. Expense Offset Arrangement

The funds have entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian fees. During the six-month period ended June 30, 2006, the custodian fees were reduced as indicated in the statement of operations.

7. Geographic and Industry Concentration Risk Factors

The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political sub divisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

8. Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six-month period ended June 30, 2006 and for each of the five years ended December 31 are as follows:

Equity Income Fund – Investor Shares

	June 30, 2006 (unaudited)		2005	2004	2003	2002	2001
Net asset value at beginning of period	$24.02		$25.00	$24.00	$21.20	$22.50	$21.48
Income (loss) from operations:
Net investment income(c)	0.17		0.41	0.40	0.44	0.49	0.67
Net realized and unrealized gain (loss) on securities	0.85		0.24	1.79	2.85	(1.32)	1.43
Total income (loss) from investment operations	1.02		0.65	2.19	3.29	(0.83)	2.10
Distributions:
Dividends from net investment income	(0.17)		(0.85)	(0.56)	(0.49)	(0.29)	(0.45)
Distributions from net realized gains	—		(0.78)	(0.63)	—	(0.18)	(0.63)
Total distributions	(0.17)		(1.63)	(1.19)	(0.49)	(0.47)	(1.08)
Net asset value at end of period	$24.87		$24.02	$25.00	$24.00	$21.20	$22.50
Total return	4.25	%(a)	2.62%	9.30%	15.69%	(3.69)%	9.97%

Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.09	%(b)	1.07%	1.04%	0.96%	1.03%	1.18%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements)	0.99	%(b)(d)	0.99%	1.04%	0.95%	0.96%	1.00%
Ratio of net investment income to average net assets	1.34	%(b)	1.63%	1.63%	1.95%	2.29%	3.10%
Portfolio turnover rate	58.55	%(a)	109.54%	79.88%	79.21%	42.01%	86.78%
Net assets, end of period (000’s)	$782,225		$906,844	$894,415	$630,249	$273,429	$85,501

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Equity Income Fund – Institutional Shares

	June 30, 2006 (unaudited)(e)
Net asset value at beginning of period	$25.59
Income (loss) from operations:
Net investment income (c)	0.05
Net realized and unrealized gain (loss) on securities	(0.67)
Total income (loss) from investment operations	(0.62)
Distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	—
Total distributions	(0.06)
Net asset value at end of period	$24.91
Total return	(2.43	)%(a)

Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.88	%(b)
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements)	0.78	%(b)(d)
Ratio of net investment income to average net assets	1.26	%(b)
Portfolio turnover rate	58.55	%(a)
Net assets, end of period (000’s)	$21,441

Fixed-Income Fund

	June 30, 2006 (unaudited)		2005	2004	2003	2002	2001
Net asset value at beginning of period	$15.79		$15.87	$16.00	$15.88	$14.94	$14.19
Income (loss) from operations:
Net investment income(c)	0.30		0.48	0.33	0.58	0.82	0.87
Net realized and unrealized gain (loss) on securities	0.19		(0.08)	(0.01)	0.26	0.95	0.72
Total income (loss) from investment operations	0.49		0.40	0.32	0.84	1.77	1.59
Distributions:
Dividends from net investment income	(0.30)		(0.48)	(0.33)	(0.65)	(0.83)	(0.84)
Distributions from net realized gains	—		—	(0.09)	(0.07)	—	—
Return of capital			—	(0.03)	—	—	—
Total distributions	(0.30)		(0.48)	(0.45)	(0.72)	(0.83)	(0.84)
Net asset value at end of period	$15.98		$15.79	$15.87	$16.00	$15.88	$14.94
Total return	3.15	%(a)	2.55%	2.05%	5.30%	12.20%	11.31%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.98	%(b)	1.01%	0.97%	0.92%	1.08%	1.15%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements)	0.75	%(b)(d)	0.75%	0.75%	0.62%	0.81%	0.83%
Ratio of net investment income to average net assets	3.87	%(b)	3.03%	2.08%	3.59%	5.36%	5.84%
Portfolio turnover rate	37.26	%(a)	34.08%	24.38%	125.74%	59.00%	21.19%
Net assets, end of period (000’s)	$50,852		$45,879	$38,205	$34,098	$19,092	$12,947

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

California Tax-Exempt Fund

	June 30, 2006 (unaudited)		2005	2004	2003	2002	2001
Net asset value at beginning of period	$16.64		$17.10	$17.14	$17.19	$16.61	$16.90
Income (loss) from operations:
Net investment income(c)	0.27		0.50	0.48	0.53	0.59	0.70
Net realized and unrealized gain (loss) on securities	(0.28)		(0.40)	(0.02)	0.12	0.83	(0.18)
Total income (loss) from investment operations	(0.01)		0.10	0.46	0.65	1.42	0.52
Distributions:
Dividends from net investment income	(0.27)		(0.51)	(0.48)	(0.53)	(0.59)	(0.70)
Distributions from net realized gains	—		(0.05)	(0.02)	(0.17)	(0.25)	(0.11)
Total distributions	(0.27)		(0.56)	(0.50)	(0.70)	(0.84)	(0.81)
Net asset value at end of period	$16.36		$16.64	$17.10	$17.14	$17.19	$16.61
Total return	(0.06	)%(a)	0.62%	2.73%	3.88%	8.66%	3.09%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.94	%(b)	0.91%	0.81%	0.83%	0.95%	0.85%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements)	0.68	%(b)(d)	0.68%	0.67%	0.62%	0.73%	0.65%
Ratio of net investment income to average net assets	3.26	%(b)	3.01%	2.82%	3.08%	3.45%	4.19%
Portfolio turnover rate	5.87	%(a)	13.18%	—	16.16%	41.73%	23.14%
Net assets, end of period (000’s)	$18,943		$21,635	$25,594	$24,825	$26,163	$18,891

(a)	Not annualized for period less than one year.
(b)	Annualized.
(c)	Net investment income per share is based on average daily shares outstanding.
(d)	For the six-month period ended June 30, 2006, Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Equity Income Fund – Investor Shares, 0.87% for the Fixed-Income Fund and 0.75% for the California Tax-Exempt Fund. Parnassus Investments has also voluntarily limited additional expenses for the Fixed-Income Fund and the California Tax-Exempt Fund (see note 5 for details). For the Equity Income Fund – Institutional Shares, Parnassus has contractually limited expenses to an annualized rate of 0.78% for the period, April 28, 2006 (inception) through June 30, 2006.
(e)	The Equity Income Fund – Institutional Shares commenced operations on April 28, 2006.

ADDITIONAL INFORMATION (unaudited)

Investment Advisory Agreement Renewal

The Board of Trustees of the Parnassus Income Funds approved the continuation of the Parnassus Income Fund’s investment advisory agreement with Parnassus Investments. Prior to approving the continuation of the investment advisory agreement, the Board considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;

•	the degree to which the Parnassus Equity Income Fund, the Parnassus Fixed-Income Fund and the Parnassus California Tax-Exempt Fund are being managed in accordance with each fund’s stated investment objective;

•	the investment performance of the each of the Parnassus Income Funds;

•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Parnassus Income Funds;

•	the extent to which economies of scale would be realized as each of the Parnassus Income Funds grew and whether fee levels reflect these economies of scale;

•	the expense ratio of each of the Parnassus Income Funds; and

•	the manner in which portfolio transactions for the Parnassus Income Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Board of Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Parnassus Income Funds, and a written report prepared by Lipper, Inc. comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to comparable mutual funds. The Board concluded that Parnassus Investments was providing essential services to the Parnassus Income Funds. In particular, the Board concluded that Parnassus Investments was preparing reports to shareholders in addition to those required by law.

The Trustees compared the performance of each of the Parnassus Income Funds to benchmark indices over various periods of time and to comparable mutual funds as determined by Lipper, Inc. and concluded that the overall performance of each fund warranted the continuation of the investment advisory agreement.

ADDITIONAL INFORMATION (unaudited) continued

In concluding that the advisory fees payable by each of the Parnassus Income Funds were reasonable, the Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments, from its relationship with each fund and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Trustees also reviewed reports comparing each fund’s expense ratio and advisory fees paid by each fund to those of other comparable mutual funds and concluded that the advisory fee paid by each fund and each fund’s expense ratio were within the range of comparable mutual funds. The Trustees noted that the investment advisory fee contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each fund grew.

The Board reviewed reports discussing the manner in which portfolio transactions for the Parnassus Equity Income Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Parnassus Investments was beneficial to the Parnassus Equity Income Fund and that Parnassus Investments was executing the Parnassus Equity Income Fund’s portfolio transactions in a manner designed to obtain best execution for the Parnassus Equity Income Fund.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov), and by calling us at (800) 999–3505. The funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or obtaining on either the Securities and Exchange Commission’s website or our Parnassus website.

Quarterly Portfolio Schedule

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC–0330.

INTERN REUNION

Below is a picture taken at the intern reunion dinner on June 9, 2006. Pictured are: Back Row (from left to right): Andy Rubinson, Paul Ebner, Greg Hermanski, Stephen Dodson, Minh Bui, Mark Williams, Ben Allen, Todd Ahlsten, Patrick Rooney, Russ Caprio, David Pogran, Michael Fernandez, Derick Nguyen, and David LaSalle. Seated (from left to right): Lori Keith, Sonia Gupta, Jane Duong, Jeanine Corr, Jerome Dodson, Andrea Reichert, Katrina Dodson and Chad Brubaker.

THE PARNASSUS INCOME FUNDS
Investing with a Conscience

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

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THE PARNASSUS INCOME FUNDS

Investing with a Conscience

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105

(800) 999-3505 (415) 778-0200

www.parnassus.com

Investment Adviser	Independent Registered
Parnassus Investments	Public Accounting Firm
One Market – Steuart Tower	Deloitte & Touche LLP
Suite 1600	50 Fremont Street
San Francisco, CA 94105	San Francisco, CA 94105

Legal Counsel	Distributor
Foley & Lardner LLP	Parnassus Investments
777 E. Wisconsin Ave.	One Market – Steuart Tower
Milwaukee, WI 53202	Suite 1600

San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s first fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics - Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parnassus Income Funds
Date: August 4, 2006	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 4, 2006	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Date: August 4, 2006	By:	/s/ Debra A. Early
Debra A. Early Treasurer